UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2006

Katy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-05558	75--1277589
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
765 Straits Turnpike
Middlebury, Connecticut 06762
(Address of principal executive offices) (Zip Code)

(203) 598-0397
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

Effective May 31, 2005, Katy Industries, Inc. announced the retirement of C. Michael Jacobi as President and Chief Executive Officer.  Mr. Jacobi also resigned as member of the Board of Directors, effective May 31, 2005.  In connection with his retirement, Katy Industries, Inc. entered into a separation agreement with C. Michael Jacobi, a copy of which is filed as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99.1  Separation Agreement dated June 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KATY INDUSTRIES, INC.
(Registrant)

By: /s/ Amir Rosenthal
Amir Rosenthal
Vice President, Chief Financial Officer,
General Counsel and Secretary

Date: March 29, 2006

Exhibits

Exhibit No.  Description

99.1 Separation Agreement dated June 9, 2005.